Exhibit 99.1

FLEETWOOD ENTERPRISES, INC.

Case #: 09-14254MJ

MONTHLY OPERATING REPORT

Period: October 26, 2009 - November 22, 2009

Fleetwood Enterprises, Inc.

Cash Reconciliation Summary

Case #: 09-14254MJ

22-Nov-09

						RESTRICTED					RESTRICTED
						CASH					CASH
	(B)	(C)	(D)	(E)	(F)	(G)	(H)	(I)	(J)	(K)	(L)
		FHI	FHI	FEI		Cash	FHI	FEI	FEI	FHI	Prepaid
	Per	Cash Collections	Main	Main	Revolver	Collateral	Investment	Investment	Payroll	Payroll	Credit Card
	Reconciliation	14200	27063	27064	FLT00-AR	63587	404875	404850	62771	62795	61059

Balance as of 10/26/09	61,496,661	29,378	284,890	347,617	—	32,385,189	12,509,874	2,351,634	4,062	161	354,534

Receipts	7,258,981	6,848,020	(39,511)	332,858	—	66,531	103	12	—	—	677

Transfers In	28,467,367	—	9,260,376	4,851,000	6,392,791	—	5,450,000	2,500,000	13,200	—	—

Transfers Out	(28,467,367)	(6,289,603)	(6,865,000)	(2,513,200)	(6,210,376)	(103,188)	(3,050,000)	(636,000)	—	—	(300,000)

Disbursements	(6,379,339)	—	(2,501,567)	(2,927,203)	(182,415)	—	—	—	(15,951)	(11)	—

Intercompany Transactions		—	—

Other Misc. Adjustments	151

Balance as of 11/22/09	62,376,454.70	587,795	139,188	91,071	(0)	32,348,531	14,909,977	4,215,646	1,311	150	55,211

Balance from sub schedules	62,376,455	587,795	139,188	91,071	—	32,348,531	14,909,977	4,215,646	1,311	150	55,211
Variance	—	—	—	0.00	(0.00)	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	0.00	0.00	(0.00)	—	—	—	—	—	—

	RESTRICTED	RESTRICTED		RESTRICTED		RESTRICTED	RESTRICTED
	CASH	CASH		CASH		CASH	CASH
	(M)	(N)	(O)	(P)	(Q)	(R)	(S)
	Control	Utility	AIP	AIP	CAVCO		Canadian Dealer
	Disburse.	Deposit	Deposit	Deposit	Deposit		Receipts		Variance MOR	Variance	Adjusted
	61412	61059	69758	69550	71799	BofA Escrow	71195	Total	vs. Bank	reclass	Variance	Notes

Balance as of 10/26/09	2,025,964	201,330	—	100,000	1,000,000	10,295,000	16,746	61,906,380	409,719	(409,719)	—	(a)

Receipts	4,095	(48)	—	—	—	—	46,245	7,258,981	—		—

Transfers In	—	—	—	—	—	—	—	28,467,367	—		—

Transfers Out	(1,500,000)	—	—	—	(1,000,000)	—	—	(28,467,367)	—		—

Disbursements	—	—	—	—	—	—	—	(5,627,148)	752,191	409,568	1,161,759	(b)

Intercompany Transactions								—	—	—	—

Other Misc. Adjustments								—	(151)	151	—

Balance as of 11/22/09	530,059	201,282	—	100,000	—	10,295,000	62,992	63,538,214	1,161,759	—	1,161,759

Balance from sub schedules	530,059	201,282	—	100,000	—	10,295,000	62,992	63,538,214
Variance	—	—	—	—	—	—	—	—
Variance w/ actual bank bal.	—	—	—	—	—	—	—	—

Outstanding Checks Roll Forward		Restricted Cash Summary:

Outstanding Checks 11/22/09	409,719.05	Cash Collateral	$32,348,531.34
Total Check Disbursements in Nov-09	3,094,078.10	Prepaid Credit Card	55,211.01
Cleared Checks from previous periods	(316,100.13)	Control Disbursement	530,058.99
Cleared Checks from current period	(2,025,786.89)	Utility Deposit	201,282.16
Additional voided checks issued prior to 10/26/09	(151.00)	AIP Deposit	100,000.00
Outstanding Checks 11/22/09	1,161,759.13	BofA Escrow	10,295,000.00
Total From I.B p3	1,161,759.13	Canadian Receipts	62,991.71
	—		$43,593,075.21

NOTE:  Fleetwood has a revolving secured credit facility with a syndicate of lenders lead by Bank of America (BoA).   All of the above accounts are maintained at BofA.  All cash receipts are recorded in account 14200 ©

and transferred to the revolver account FLT00-AR (F) to the extent there is a balance, with the excess going into either the cash collateral account 63587 (G) or investment accounts (H) of (J).  All disbursements are made through FHI account 27063 (D) or FEI account 27064 (E), depending on if the liability relates to the manufacturing operations (FHI) or Enterprise. We are providing this summary to help with the reconciliations that are represented by forms I.B to I.R in the monthly operating report.  Form I.B is a summary reconciliation that shows all receipts and disbursement activity.  Forms I.C - I.R represent an account analysis based on bank activity.

(a) Roll forward of outstanding checks & interco timing difference from previous period

(b) Current period Outstanding checks should tie to I.B p3

			Investment	Investment	Utilities	CC Collateral	Cash Collateral	Revolver	Blocked	Main
10/26/09 - 11/22/09	Gibraltar	FHI - 61412	FEI - 604850	FHI - 404875	FHI - 62983	FHI - 61059	FHI - 63587	Loan	FHI - 14200	FHI - 27063

Beginning Bank Balance	23,295,517	2,025,964	2,351,634	12,509,874	201,330	354,534	32,385,189	—	29,378	284,890

Add: 3rd Party Receipts	94,342	4,095	12	103	(48)	677	66,531	—	6,848,020	(39,511)
Add: Transfers In	—	—	2,500,000	5,450,000	—	—	—	6,392,791	—	9,260,376
Less: Payroll (ADP)	—	—	—	—	—	—	—	—	—	(199,770)
Less: 3rd Party - Wires	—	—	—	—	—	—	—	(182,415)	—	(812,357)
Less: 3rd Party - Checks	—	—	—	—	—	—	—	—	—	(1,489,440)
Less: Transfers Out	—	(1,500,000)	(636,000)	(3,050,000)	—	(300,000)	(103,188)	(6,210,376)	(6,289,603)	(6,865,000)

Ending Bank Balance	23,389,859	530,059	4,215,646	14,909,977	201,282	55,211	32,348,531	—	587,795	139,188

	Payroll	Main	Payroll	AIP Deposit	AIP Deposit	Cavco Deposit		CMH Deposit
10/26/09 - 11/22/09	FHI - 62795	FEI - 27064	FEI - 62771	FEI - 69758	FEI - 69550	FEI - 71799	BofA Escrow	FEI - 71195	Total

Beginning Bank Balance	161	347,617	4,062	—	100,000	1,000,000	10,295,000	16,746	61,906,380

Add: 3rd Party Receipts	—	332,858	—	—	—	—	—	46,245	7,258,981
Add: Transfers In	—	4,851,000	13,200	—	—	—	—	—	28,467,367
Less: Payroll (ADP)	(11)	(302,007)	(15,951)	—	—	—	—	—	(517,739)
Less: 3rd Party - Wires	—	(1,772,750)	—	—	—	—	—	—	(2,767,522)
Less: 3rd Party - Checks	—	(852,447)	—	—	—	—	—	—	(2,341,887)	(5,627,148)
Less: Transfers Out	—	(2,513,200)	—	—	—	(1,000,000)	—	—	(28,467,367)	6,379,188
										(0)
Ending Bank Balance	150	91,071	1,311	—	100,000	—	10,295,000	62,992	63,538,214

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

CENTRAL DISTRICT OF CALIFORNIA

In Re:	CHAPTER 11 (BUSINESS)
Fleetwood Enterprise, Inc.
	Case Number:	09-14254MJ
	Operating Report Number:	8
Debtor(s).	For the Month Ending:	11/22/2009

I. CASH RECEIPTS AND DISBURSEMENTS

B. (GENERAL ACCOUNT*)

1.		TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		$—

2.		LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		0.00

3.		BEGINNING BALANCE:		$61,496,661.31

4.		RECEIPTS DURING CURRENT PERIOD:
		Accounts Receivable - Post-filing	33,198.51
		Accounts Receivable - Pre-filing	400,677.60
		General Sales
	Other (Specify)	Expense Reimbursement from AIP	1,110,640.86
		Sale of Assets	5,156,153.22
		Non-trade receipts (employee purchases, tax refunds, interest income, etc.)	558,310.94

		**Other (Specify)

		TOTAL RECEIPTS THIS PERIOD:		7,258,981.13

5.		BALANCE:		$68,755,642.44

6.		LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
		Transfers to Other DIP Accounts (from page 2)	0.00
		Disbursements (from page 2)	6,379,187.74

		TOTAL DISBURSEMENTS THIS PERIOD:***		6,379,187.74

		UNRECONCILED AMOUNT		0.00

		LOAN REVOLVER BALANCE		(0.00)

7.		ENDING BALANCE:		$62,376,454.70

8.		General Account Number(s):	06280-14200

		Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

*	All receipts must be deposited into the general account.
**

Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/27/2009	272562	AIRGAS WEST	R & M -Building & Improvs		41.48	41.48
10/27/2009	272563	ARIZONA PUBLIC SERVICE CO	Utilities		1128.42	1,128.42
10/27/2009	272564	SAWTOOTH RESEARCH GROUP INC	Office Supplies		325	325.00
10/27/2009	272565	WOODLAND CITY OF WA	Other Accruals		260.6	260.60
10/27/2009	272566	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		282511.79	282,511.79
10/27/2009	272567	FRAZIER KELLY G	Warranty Work		400	400.00
10/27/2009	272568	UNITED DISPOSAL SERVICE	Manufacturing Overhead		120.93	120.93
10/27/2009	272569	TELL MANUFACTURING INC	Raw Material		66.51	66.51
10/27/2009	272570	USI ELECTRIC INC	Raw Material		282.72	282.72
10/27/2009	272571	BORING-SMITH	Internal Warranty		37.85	37.85
10/27/2009	347305	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		309.15	309.15
10/27/2009	347306	AETNA INC - MIDDLETOWN	Group Insurance		9787.4	9,787.40
10/27/2009	347307	ATHENS SERVICES	Trash Removal		194.91	194.91
10/27/2009	347308	BETTER TOGETHER LLC	Outside Consulting		12709	12,709.00
10/27/2009	347309	BRYAN CAVE LLP	General and Administrative		7000	7,000.00
10/27/2009	347310	BULLER TRACEY J	Travel Advances		375	375.00
10/27/2009	347311	CARLSON WAGONLIT TRAVEL - NAVIGANT	General and Administrative		3319.2	3,319.20
10/27/2009	347312	DE LAGE LANDEN FINANCIAL SERVICES	Photocopy Charges		291.33	291.33
10/27/2009	347313	EXECUTIVE PRESS INC	General and Administrative		1590	1,590.00
10/27/2009	347314	FIELD SECURITY & CONTROLS	General and Administrative		75	75.00
10/27/2009	347315	IRON MOUNTAIN OFF SITE DATA PROTECTION	Miscellaneous Exp		6086.01	6,086.01
10/27/2009	347316	LEAKE & ANDERSSON LLP	General and Administrative		5182.41	5,182.41
10/27/2009	347317	STEWART MARY ANN	R&M -Furn & Fixtures		330	330.00
10/27/2009	347318	US TRUSTEE PAYMENT CENTER	Outside Consulting		133675	133,675.00
10/27/2009	347319	VERIZON WIRELESS - BOX 9622 CA	Telephone		5143.18	5,143.18
10/27/2009	347320	WOLFE SOLUTIONS INC	General and Administrative		12450	12,450.00
10/27/2009	412425	CHANEY J T	R&M -Buildings & Improv		600	600.00
10/27/2009	412426	GOFF MURRAY	R&M -Buildings & Improv		300	300.00
10/27/2009	412427	INDIANA - DEPT OF REVENUE - SALES TAX	General and Administrative		4134.02	4,134.02
10/27/2009	412428	MAROSE MARLIN J	Plant Security		31	31.00
10/27/2009	412429	MARSH RISK & INSURANCE SVCS	General Ins-Property		312.75	312.75
10/27/2009	412430	MARTINEZ SEVERO Z	Manufacturing Overhead		150	150.00
10/27/2009	412431	NIXON PEABODY LLP	General and Administrative		260	260.00
10/27/2009	412432	OLSEN JOHN E	R&M -Buildings & Improv		600	600.00
10/27/2009	412433	PHILLIPS MARION L	Manufacturing Overhead		834.25	834.25
10/27/2009	412434	ROCK JASON C	R&M -Buildings & Improv		1200	1,200.00
10/27/2009	412435	STANTEC CONSULTING CORPORATION	Manufacturing Overhead		5125.44	5,125.44
10/27/2009	412436	VERIZON WIRELESS - BOX 9622 CA	Telephone		4422.3	4,422.30
10/27/2009	412437	VIRGINIA - TAXATION	General and Administrative		13.8	13.80
10/27/2009	412438	WINEBAR KEITH E	R & M -Building & Improvs		600	600.00
10/27/2009	4265316	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		1269.67	1,269.67
10/27/2009	4265317	INDIANA AMERICAN WATER CO	Manufacturing Overhead		92.44	92.44
10/30/2009	272572	JANSSEN JACK	Selling Expense		400	400.00
10/30/2009	272573	NIPSCO	Utilities		23.76	23.76
10/30/2009	272574	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		286398.03	286,398.03
10/30/2009	272575	PARKVIEW OCCUPATIONAL HEALTH	General and Administrative		208	208.00
10/30/2009	272576	AT&T	Telephone		1191.9	1,191.90
10/30/2009	272577	VERIZON WIRELESS	Telephone		105.31	105.31
10/30/2009	272578	GEORGIA - ALMA CITY	Utilities		70	70.00
10/30/2009	272579	C H ROBINSON COMPANY	Shipping and Handling		84.82	84.82
10/30/2009	272580	HARVEST LAND CO-OP	Warranty Work		34.7	34.70
10/30/2009	272581	ULMANS CARPET AND FURNITURE	External Warranty		45	45.00
10/30/2009	272582	R & L CARRIERS INC	Freight In		194.49	194.49
10/30/2009	347321	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		179.66	179.66
10/30/2009	347322	AT&T	Telephone		588.07	588.07
10/30/2009	347323	AT&T	Telephone		71.46	71.46
10/30/2009	347324	AT&T	Telephone		18131.65	18,131.65
10/30/2009	347325	AT&T	Telephone		849.73	849.73
10/30/2009	347326	AT&T CAPITAL SERVICES INC	Rental-Office Equipment		10306.33	10,306.33
10/30/2009	347327	BUSINESS OBJECTS AMERICA	General and Administrative		4050	4,050.00
10/30/2009	347328	EMBARQ BOX 660068	Telephone		663.4	663.40
10/30/2009	347329	FLEETWOOD RV INC	Selling Expense		1328.9	1,328.90
10/30/2009	347330	IRON MOUNTAIN OFF SITE DATA PROTECTION	Miscellaneous Exp		4830.29	4,830.29
10/30/2009	347331	MCMAHON WILLIAM F	General and Administrative		717.4	717.40
10/30/2009	347332	OTIS ELEVATOR COMPANY	R&M -Buildings & Improv		312.86	312.86
10/30/2009	347333	PRINCIPAL LIFE INS - DEPT 400	Accrued Group Insurance		801.89	801.89
10/30/2009	347334	PRINCIPAL LIFE INS - OTL PREMIUM	Group Insurance		5263.95	5,263.95
10/30/2009	347335	SUN LIFE FINANCIAL	Group Insurance		1571.47	1,571.47
10/30/2009	412439	AT&T	Telephone		91.56	91.56
10/30/2009	412440	CALIFORNIA - DMV BOX 825339	Other (Operating)		5	5.00
10/30/2009	412441	CARTER FREDIA D	Manufacturing Overhead		50	50.00
10/30/2009	412442	CITY OF DECATUR UTILITIES	Utilities		67.31	67.31
10/30/2009	412443	GOFF MURRAY	R&M -Buildings & Improv		100	100.00
10/30/2009	412444	HUNT MICHAEL L	R&M -Buildings & Improv		300	300.00
10/30/2009	412445	SPRINT	Telephone		413.5	413.50
10/30/2009	412446	WASHINGTON STATE - DEPT OF LABOR & IND	Raw Material		2137.23	2,137.23
10/30/2009	4265318	AT&T	Telephone		1029.19	1,029.19
11/3/2009	272583	GEORGIA-FLORIDA BURGLAR ALARM CO INC	Plant Security		633	633.00
11/3/2009	272584	HAMILTON COMPANY	General and Administrative		202.23	202.23
11/3/2009	347336	AETNA INC - AETNA NA WEST	Group Insurance		19627.76	19,627.76
11/3/2009	347337	BETTER TOGETHER LLC	Outside Consulting		13430	13,430.00
11/3/2009	347338	BORGHESANI PAUL D	General and Administrative		5000	5,000.00
11/3/2009	347339	CARROLL LOREN K	General and Administrative		14000	14,000.00
11/3/2009	347340	DANO MARGARET S	General and Administrative		5000	5,000.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/3/2009	347341	DOTI JAMES L PHD	General and Administrative		2000	2,000.00
11/3/2009	347342	ENGELMAN DAVID S	General and Administrative		5000	5,000.00
11/3/2009	347343	HAGAN J MICHAEL	General and Administrative		12000	12,000.00
11/3/2009	347344	HEWLETT PACKARD COMPANY	General and Administrative		34201.29	34,201.29
11/3/2009	347345	JOHN T MONTFORD	General and Administrative		5000	5,000.00
11/3/2009	347346	PITCHER THOMAS B	General and Administrative		14000	14,000.00
11/3/2009	347347	TW TELECOM	Telephone		823.32	823.32
11/3/2009	347348	VILLANUEVA DANIEL D	General and Administrative		5000	5,000.00
11/3/2009	412447	BROADSPIRE SERVICES INC	Workers Comp Accrual		4754	4,754.00
11/3/2009	412448	CARTER FREDIA D	Manufacturing Overhead		50	50.00
11/3/2009	412449	CHANEY J T	R&M -Buildings & Improv		1146.01	1,146.01
11/3/2009	412450	FLORIDA DEPARTMENT OF STATE	Clearing - Other		35	35.00
11/3/2009	412451	FLORIDA DEPARTMENT OF STATE	General and Administrative		35	35.00
11/3/2009	412452	FLORIDA DEPARTMENT OF STATE	Clearing - Other		35	35.00
11/3/2009	412453	FLORIDA DEPARTMENT OF STATE	Clearing - Other		35	35.00
11/3/2009	412454	FLORIDA DEPARTMENT OF STATE	Clearing - Other		35	35.00
11/3/2009	412455	FLORIDA DEPARTMENT OF STATE	Clearing - Other		35	35.00
11/3/2009	412456	FLORIDA DEPARTMENT OF STATE	General and Administrative		35	35.00
11/3/2009	412457	FLORIDA DEPARTMENT OF STATE	Clearing - Other		35	35.00
11/3/2009	412458	GOFF MURRAY	R&M -Buildings & Improv		100	100.00
11/3/2009	412459	HUNT MICHAEL L	R&M -Buildings & Improv		300	300.00
11/3/2009	412460	MAROSE MARLIN J	Plant Security		32.5	32.50
11/3/2009	412461	MARTINEZ SEVERO Z	Manufacturing Overhead		150	150.00
11/3/2009	412462	OLSEN JOHN E	R&M -Buildings & Improv		600	600.00
11/3/2009	412463	PHILLIPS MARION L	Manufacturing Overhead		858.99	858.99
11/3/2009	412464	WINEBAR KEITH E	R & M -Building & Improvs		600	600.00
11/4/2009	347349	HEWLETT PACKARD COMPANY	General and Administrative		1724	1,724.00
11/4/2009	347350	HEWLETT PACKARD COMPANY	General and Administrative		2155	2,155.00
11/6/2009	272585	D & E COMMUNICATIONS INC	Telephone		193.04	193.04
11/6/2009	272586	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		9.71	9.71
11/6/2009	272587	LUMBEE RIVER ELECTRIC	Utilities		4308.34	4,308.34
11/6/2009	272588	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		287774.44	287,774.44
11/6/2009	272589	MAHALO AIR CONDITIONING CO	General and Administrative		2116	2,116.00
11/6/2009	272590	HT CONSTRUCTION INC.	Clearing - Other		916.91	916.91
11/6/2009	272591	WEEKS TRACY	Clearing - Other		650	650.00
11/6/2009	272592	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		2026.07	2,026.07
11/6/2009	272593	E I DUPONT PERFORMANCE COATINGS	Raw Material		839.71	839.71
11/6/2009	272594	PETERSON MANUFACTURING CO	Delivery Expense-Parts		9.06	9.06
11/6/2009	347351	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		39.09	39.09
11/6/2009	347352	AT&T	Telephone		296.39	296.39
11/6/2009	347353	AT&T MOBILITY	Telephone		769.4	769.40
11/6/2009	347354	BINSWANGER	General and Administrative		7145.17	7,145.17
11/6/2009	347355	BRYAN CAVE LLP	General and Administrative		13000	13,000.00
11/6/2009	347356	BUDDY SKEEN, COUNTY TAX ASSESSOR	General and Administrative		8779.89	8,779.89
11/6/2009	347357	DAVIE COUNTY TAX COLLECTOR	General and Administrative		7742.38	7,742.38
11/6/2009	347358	EN POINTE TECHNOLOGIES SALES INC	General and Administrative		100000	100,000.00
11/6/2009	347359	LEAKE & ANDERSSON LLP	General and Administrative		293.38	293.38
11/6/2009	347360	MCMAHON WILLIAM F	General and Administrative		305	305.00
11/6/2009	347361	MEDICINE CHEST SERVICES	Offfice Supplies		37.5	37.50
11/6/2009	347362	MERRILL COMMUNICATIONS LLC	Outside Consulting		2451.1	2,451.10
11/6/2009	347363	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		43076	43,076.00
11/6/2009	347364	ORKIN PEST CONTROL	R&M-Land Improv		120	120.00
11/6/2009	347365	SAFESITE INC	General and Administrative		2244.5	2,244.50
11/6/2009	347366	SOUTH COAST AQMD	Environmental Compliance		114.45	114.45
11/6/2009	347367	THOMPSON & COLEGATE LLP	General and Administrative		2275.69	2,275.69
11/6/2009	347368	UPS - UNITED PARCEL SERVICE	Freight In		36	36.00
11/6/2009	347369	WATKINS & EAGER PLLC	General and Administrative		10764.38	10,764.38
11/6/2009	412465	B-ALERT K-NINE SERVICES	Service Other		800	800.00
11/6/2009	412466	CORVEL ENTERPRISE COMP INC	Workers Comp Accrual		125	125.00
11/6/2009	412467	FISK & FIELDER PC	General and Administrative		716	716.00
11/6/2009	412468	HENNIG HERMAN J	Warranty Trip Cost-Plant		600	600.00
11/6/2009	412469	LEAKE & ANDERSSON LLP	General and Administrative		1820.8	1,820.80
11/6/2009	412470	LUMBERMENS UNDERWRITING	Workers Comp Accrual		130.17	130.17
11/6/2009	412471	ROCK JASON C	R&M -Buildings & Improv		600	600.00
11/6/2009	412472	STANLEY CONVERGENT SECURITY SOLUTIONS	Plant Security		736.23	736.23
11/6/2009	412473	THOMPSON & COLEGATE LLP	General and Administrative		102.66	102.66
11/6/2009	412474	UPS - UNITED PARCEL SERVICE	Freight In		552.45	552.45
11/6/2009	412475	WEAVER RANDALL D	Meals & Per Diem		1100	1,100.00
11/6/2009	412476	INDIANA MICHIGAN POWER	Utilities		46.28	46.28
11/6/2009	412477	GRODRIAN A DAVID	Clearing - Other		400	400.00
11/6/2009	412478	CLAYTON HOMES INC	Sales Incentives		135698.53	135,698.53
11/6/2009	2939233	EDGERTON UTILITIES	Utilities		4028.99	4,028.99
11/6/2009	4265319	AT&T - BOX 660011	Selling Expense		306.41	306.41
11/6/2009	4265320	INDIANA AMERICAN WATER CO	Manufacturing Overhead		146.9	146.90
11/6/2009	23105064	PACIFIC POWER	Manufacturing Overhead		2527.22	2,527.22
11/10/2009	272600	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		1114.54	1,114.54
11/10/2009	272595	DAYSTAR HOMES INC - D803394	Advertising Assistance		546	546.00
11/10/2009	272596	HINESVILLE HOME - D802257,804011,803056	Wty Labor-Retail		6669.08	6,669.08
11/10/2009	272597	WEST STATES RECYCLING INC	Raw Material		363	363.00
11/10/2009	272598	CROWN HOMES - D803241	Warranty Work		1500	1,500.00
11/10/2009	272599	CATALINA HOUSING & DEV - D803551	Clearing - Other		3000	3,000.00
11/10/2009	272601	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		11.54	11.54
11/10/2009	272603	NORTHERN INDIANA FUEL & LIGHT	Utilities		150.43	150.43
11/10/2009	272604	FLEETWOOD HOME CENTER WAYCROSS - D512843	Free Floorimg		924.57	924.57

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/10/2009	272605	JONES MOBILE HOME SALES INC - D508531	Sales Promotion		431.97	431.97
11/10/2009	272606	DUNCAN SYSTEMS INC	Delivery Expense-Parts		178.64	178.64
11/10/2009	347370	ASPEN PUBLISHERS INC	General and Administrative		246.51	246.51
11/10/2009	347371	BULLER TRACEY J	Travel Advances		420	420.00
11/10/2009	347372	CITY OF RIVERSIDE - CUST SERVICE	Utilities		7475.44	7,475.44
11/10/2009	347373	CLAIM MANAGEMENT INCORPORATED	General and Administrative		276	276.00
11/10/2009	347374	DELAWARE SECRETARY OF STATE	Other (Operating)		33000	33,000.00
11/10/2009	347375	HEWITT ASSOCIATES LLC	Group Insurance		5417	5,417.00
11/10/2009	347376	MERRILL COMMUNICATIONS LLC	Outside Consulting		1500	1,500.00
11/10/2009	347377	MICHIGAN - DEPARTMENT OF TREASURY	Other (Taxes, Benefits, etc.)		3000	3,000.00
11/10/2009	347378	NELSON MULLINS RILEY & SCARBOROUGH LLP	General and Administrative		27815	27,815.00
11/10/2009	347379	STEWART MARY ANN	R&M -Furn & Fixtures		1588.41	1,588.41
11/10/2009	347380	THOMPSON & COLEGATE LLP	General and Administrative		769.97	769.97
11/10/2009	412479	CARTER FREDIA D	Manufacturing Overhead		50	50.00
11/10/2009	412480	CHANEY J T	R&M -Buildings & Improv		480	480.00
11/10/2009	412481	HENNIG HERMAN J	Warranty Trip Cost-Plant		150	150.00
11/10/2009	412482	HUNT MICHAEL L	R&M -Buildings & Improv		300	300.00
11/10/2009	412483	MAROSE MARLIN J	Plant Security		37.5	37.50
11/10/2009	412484	MARTINEZ SEVERO Z	Manufacturing Overhead		150	150.00
11/10/2009	412485	NEW MEXICO PUBLIC REGULATION COMMISSION	Clearing - Other		225	225.00
11/10/2009	412486	OLSEN JOHN E	R&M -Buildings & Improv		600	600.00
11/10/2009	412487	PHILLIPS MARION L	Manufacturing Overhead		839.7	839.70
11/10/2009	412488	WINEBAR KEITH E	R & M -Building & Improvs		600	600.00
11/12/2009	412489	CALIFORNIA - DMV	Manufacturing Overhead		101	101.00
11/13/2009	272607	DOUGLAS CITY OF GA - UTILITIES	Utilities		689.95	689.95
11/13/2009	272608	ATWOOD MOBILE PRODUCTS	Raw Material		379.5	379.50
11/13/2009	272609	CITY OF GARRETT UTILITIES	Utilities		1378.59	1,378.59
11/13/2009	272610	SENCO PRODUCTS INC	Raw Material		66.61	66.61
11/13/2009	272611	TRANSWASTE SERVICES	Manufacturing Overhead		378.28	378.28
11/13/2009	272612	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		273546.9	273,546.90
11/13/2009	272613	US POSTMASTER - GARRETT IN	Clearing - Other		50	50.00
11/13/2009	272614	PENNSYLVANIA POWER & LIGHT COMPANY	Utilities		12.15	12.15
11/13/2009	272615	GEXA ENERGY LP	Utilities		2823.08	2,823.08
11/13/2009	347381	AT&T	Telephone		96486.92	96,486.92
11/13/2009	347382	AT&T	Telephone		17884.67	17,884.67
11/13/2009	347383	AT&T	Telephone		842.08	842.08
11/13/2009	347384	BEACH WIRE & CABLE INC.	General and Administrative		8000	8,000.00
11/13/2009	347385	LEAKE & ANDERSSON LLP	General and Administrative		10873.17	10,873.17
11/13/2009	347386	NATIONAL UNION FIRE INSURANCE CO	Group Insurance		125.97	125.97
11/13/2009	347387	PRINCIPAL LIFE INS - OTL PREMIUM	Group Insurance		1542.73	1,542.73
11/13/2009	347388	SMITH JAMES F	Miscellaneous Exp		1651.91	1,651.91
11/13/2009	347389	SUN LIFE FINANCIAL	Group Insurance		1191.23	1,191.23
11/13/2009	347390	TALX CORPORATION	Subscriptions		74.29	74.29
11/13/2009	347391	UPS - UNITED PARCEL SERVICE	Freight In		18	18.00
11/13/2009	347392	WOLFE SOLUTIONS INC	General and Administrative		12000	12,000.00
11/13/2009	412490	AT&T	Telephone		15903.13	15,903.13
11/13/2009	412491	AT&T	Telephone		2184.93	2,184.93
11/13/2009	412492	B-ALERT K-NINE SERVICES	Service Other		800	800.00
11/13/2009	412493	CITY OF RIVERSIDE - CUST SERVICE	Utilities		2039.78	2,039.78
11/13/2009	412494	FISK & FIELDER PC	General and Administrative		380	380.00
11/13/2009	412495	GOFF MURRAY	R&M -Buildings & Improv		100	100.00
11/13/2009	412496	LITTLER MENDELSON PC	General and Administrative		65	65.00
11/13/2009	412497	ROCK JASON C	R&M -Buildings & Improv		600	600.00
11/13/2009	412498	UPS - UNITED PARCEL SERVICE	Freight In		256.52	256.52
11/13/2009	2939234	OHIO GAS COMPANY	Utilities		19.39	19.39
11/13/2009	4265321	CVILLE ELECTRIC LIGHT & POWER	Warranty Work		245.8	245.80
11/13/2009	23105065	QWEST	Telephone		908.04	908.04
11/13/2009	23105066	ROB MERRIMAN PLUMB & HEAT INC	Clearing - Other		1160	1,160.00
11/17/2009	347400	HORIZON HEALTH EAP	Group Insurance		41.92	41.92
11/17/2009	412500	CHANEY J T	R&M -Buildings & Improv		780	780.00
11/17/2009	272616	TAMPA ELECTRIC CO	Utilities		1010.32	1,010.32
11/17/2009	272617	BEST LINE EQUIPMENT	Plant Security		114.38	114.38
11/17/2009	347393	ADP TIME RESOURCE MANAGEMENT	ADP Processing Fees		72	72.00
11/17/2009	347394	AETNA INC - MIDDLETOWN	Group Insurance		9101.9	9,101.90
11/17/2009	347395	ATHENS SERVICES	Trash Removal		690.86	690.86
11/17/2009	347396	BUCKETEER MAINTENANCE INC	General and Administrative		2640	2,640.00
11/17/2009	347397	CARLSON WAGONLIT TRAVEL - NAVIGANT	General and Administrative		1749.5	1,749.50
11/17/2009	347398	COMPUTERSHARE INC	General and Administrative		2052.97	2,052.97
11/17/2009	347399	HEWITT ASSOCIATES LLC	Group Insurance		121700	121,700.00
11/17/2009	347401	ORKIN PEST CONTROL	R&M-Land Improv		60	60.00
11/17/2009	347402	UPS - UNITED PARCEL SERVICE	Freight In		18	18.00
11/17/2009	412499	CARTER FREDIA D	Manufacturing Overhead		50	50.00
11/17/2009	412501	GOFF MURRAY	R&M -Buildings & Improv		200	200.00
11/17/2009	412502	HENNIG HERMAN J	Warranty Trip Cost-Plant		150	150.00
11/17/2009	412503	MAROSE MARLIN J	Plant Security		35	35.00
11/17/2009	412504	MARTINEZ SEVERO Z	Manufacturing Overhead		150	150.00
11/17/2009	412505	OLSEN JOHN E	R&M -Buildings & Improv		600	600.00
11/17/2009	412506	PHILLIPS MARION L	Manufacturing Overhead		840.02	840.02
11/17/2009	412507	ROCK JASON C	R&M -Buildings & Improv		600	600.00
11/17/2009	412508	WINEBAR KEITH E	R & M -Building & Improvs		600	600.00
11/17/2009	412509	MILLER RICHARD	Other (Taxes, Benefits, etc.)		100	100.00
11/20/2009	272618	WINDSTREAM CORPORATION	General and Administrative		62.93	62.93
11/20/2009	272620	STARKS BROS MOBILE HOMES INC - D343525	Wty Labor-Retail		5000	5,000.00
11/20/2009	347403	MCMAHON WILLIAM F	General and Administrative		25	25.00

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
11/20/2009	412510	43 GOLDSHIELD OF IN INC	Clearing - Other		500	500.00
11/20/2009	412511	ALMA TELEPHONE COMPANY	Telephone		414.48	414.48
11/20/2009	412512	ARIZONA PUBLIC SERVICE CO	Utilities		117.15	117.15
11/20/2009	412513	CASCADE NATURAL GAS CO	Utilities		25.2	25.20
11/20/2009	412514	COFFEE COUNTY GA - TAX COMMISSIONER	Svc-Repair & Maint-Vehic		671.02	671.02
11/20/2009	412515	COFFEE COUNTY GA - TAX COMMISSIONER	Svc-Repair & Maint-Vehic		9825.18	9,825.18
11/20/2009	412516	COFFEE COUNTY GA - TAX COMMISSIONER	Svc-Repair & Maint-Vehic		20454.46	20,454.46
11/20/2009	412517	COFFEE COUNTY GA - TAX COMMISSIONER	Svc-Repair & Maint-Vehic		8193.57	8,193.57
11/20/2009	412518	COSHO HUMPHREY LLP	General and Administrative		655	655.00
11/20/2009	412519	DUCHARME MCMILLEN & ASSOCIATES	Property Tax		4830.4	4,830.40
11/20/2009	412520	EMPLOYMENT SOLUTIONS INC	Other (Taxes, Benefits, etc.)		544416.96	544,416.96
11/20/2009	412521	GAAD INC	Dealer Payments (spiffs, rebates, etc.)		7050	7,050.00
11/20/2009	412522	HAMBRO FOREST PRODUCTS	Raw Material		7728	7,728.00
11/20/2009	412523	HUNT MICHAEL L	R&M -Buildings & Improv		300	300.00
11/20/2009	412524	JANSSEN JACK	Selling Expense		653.04	653.04
11/20/2009	412525	MARSH RISK & INSURANCE SVCS	General Ins-Property		86134.45	86,134.45
11/20/2009	412526	PMHAD - PHOENIX MOBILE HOMES INC	Volume Incent Prgram-ADI		6670	6,670.00
11/20/2009	412527	PUD 1 OF COWLITZ COUNTY	Manufacturing Overhead		680.22	680.22
11/20/2009	412528	SCAD INC	Dealer Payments (spiffs, rebates, etc.)		12043.9	12,043.90
11/20/2009	412529	TXAD INC	Dealer Payments (spiffs, rebates, etc.)		12527.5	12,527.50
11/20/2009	412530	UPS - UNITED PARCEL SERVICE	Freight In		303.18	303.18
11/20/2009	412531	VERIZON FLORIDA INC	Telephone		48.93	48.93
11/20/2009	412532	VERIZON NORTH	Telephone		64.19	64.19
11/20/2009	412533	POLK COUNTY TAX COLLECTOR - FLORIDA	Clearing - Other		18890.79	18,890.79
11/20/2009	23105067	CASCADE NATURAL GAS CO	Utilities		1212.1	1,212.10
11/20/2009	23105068	CITY OF PENDLETON	Manufacturing Overhead		449.1	449.10
11/20/2009	23105069	PACIFIC POWER	Manufacturing Overhead		2469.8	2,469.80
10/28/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		101,495.39	101,495.39
11/4/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		806.95	806.95
11/10/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		100,301.31	100,301.31
11/18/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll		8,305.43	8,305.43
10/26/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		3,929.50	3,929.50
11/17/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		9,137.61	9,137.61
11/20/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Manual Checks		2,894.90	2,894.90
10/29/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		32,971.04	32,971.04
11/2/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		187,258.70	187,258.70
11/4/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		7,574.52	7,574.52
11/5/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		3,071.73	3,071.73
11/12/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		48,680.93	48,680.93
11/19/2009	ADP ACH	ADP TIME RESOURCE MANAGEMENT	Payroll Taxes		11,310.86	11,310.86
10/26/2009	27443829	AETNA INC - AETNA NA WEST	Aetna EE - HSA		42.50	42.50
11/2/2009	27560958	AETNA INC - AETNA NA WEST	Aetna EE - HSA		898.50	898.50
11/9/2009	27646994	AETNA INC - AETNA NA WEST	Aetna EE - HSA		30.00	30.00
11/16/2009	27738790	AETNA INC - AETNA NA WEST	Aetna EE - HSA		898.50	898.50
10/26/2009	27443829	AETNA INC - AETNA NA WEST	Aetna ER - HSA		72.13	72.13
11/2/2009	27560958	AETNA INC - AETNA NA WEST	Aetna ER - HSA		645.05	645.05
11/9/2009	27646994	AETNA INC - AETNA NA WEST	Aetna ER - HSA		72.13	72.13
11/16/2009	27738790	AETNA INC - AETNA NA WEST	Aetna ER - HSA		520.04	520.04
10/26/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		100,322.80	100,322.80
10/27/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		23,997.32	23,997.32
10/28/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		59,794.23	59,794.23
10/30/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		47,414.49	47,414.49
11/3/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		52,720.04	52,720.04
11/5/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		30,534.42	30,534.42
11/6/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		113,616.89	113,616.89
11/9/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		136,003.73	136,003.73
11/10/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		32,518.98	32,518.98
11/13/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		71,826.31	71,826.31
11/16/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		20,663.71	20,663.71
11/17/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		54,932.03	54,932.03
11/19/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		21,002.11	21,002.11
11/20/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Medical		26,829.45	26,829.45
11/3/2009	ACH	AETNA INC - AETNA NA WEST	Aetna Principal FSA		1,263.50	1,263.50
10/28/2009	ACH	BANK OF AMERICA	Interest		230.00	230.00
11/2/2009	ACH	BANK OF AMERICA	Interest		177,889.78	177,889.78
11/12/2009	27699945	BANK OF AMERICA	Pcard Expenses		1,596.79	1,596.79
11/3/2009	27576077	DWYER-CURLETT	Invoices		177,338.00	177,338.00
11/5/2009	27612425	ESSEX REALTY MGMT	Rent		7,500.00	7,500.00
11/5/2009	27612425	ESSEX REALTY MGMT	Rent		76,629.78	76,629.78
11/5/2009	ACH	BANK OF AMERICA	LC Drawdown		4,295.00	4,295.00
10/27/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Monthly Fees		1,925.78	1,925.78
10/30/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Monthly Fees		755.87	755.87
11/9/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Monthly Fees		255.49	255.49
11/16/2009	ACH	ADP TIME RESOURCE MANAGEMENT	Monthly Fees		16,838.71	16,838.71
10/27/2009	27461534	FOCALPOINT SECURITIES	Professional Fees		61,212.63	61,212.63
11/2/2009	27561078	FTI CONSULTING, INC.	Professional Fees		123,688.92	123,688.92
10/27/2009	27461785	GIBSON, DUNN & CRUTCHER	Professional Fees		426,083.94	426,083.94
11/5/2009	27612504	JULANDER BROWN & BOLLARD	Professional Fees		28,386.03	28,386.03
11/2/2009	27561013	PACHULSKI STANG ZIEHL & JONES	Professional Fees		188,290.23	188,290.23
11/19/2009	27789778	XROADS	Professional Fees		62,742.57	62,742.57
10/26/2009	ACH	BROADSPIRE	Worker’s Compensation		533.53	533.53
10/27/2009	ACH	BROADSPIRE	Worker’s Compensation		708.70	708.70
10/28/2009	ACH	BROADSPIRE	Worker’s Compensation		3,109.29	3,109.29
10/29/2009	ACH	BROADSPIRE	Worker’s Compensation		820.33	820.33

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfered	**Amount Disbursed	Amount
10/30/2009	ACH	BROADSPIRE	Worker’s Compensation		4,604.76	4,604.76
11/2/2009	ACH	BROADSPIRE	Worker’s Compensation		2,229.80	2,229.80
11/3/2009	ACH	BROADSPIRE	Worker’s Compensation		4,084.85	4,084.85
11/4/2009	ACH	BROADSPIRE	Worker’s Compensation		14,249.31	14,249.31
11/5/2009	ACH	BROADSPIRE	Worker’s Compensation		3,679.90	3,679.90
11/6/2009	ACH	BROADSPIRE	Worker’s Compensation		94,423.96	94,423.96
11/9/2009	ACH	BROADSPIRE	Worker’s Compensation		166,747.34	166,747.34
11/10/2009	ACH	BROADSPIRE	Worker’s Compensation		9,416.31	9,416.31
11/12/2009	ACH	BROADSPIRE	Worker’s Compensation		14,009.06	14,009.06
11/13/2009	ACH	BROADSPIRE	Worker’s Compensation		8,394.66	8,394.66
11/13/2009	ACH	BROADSPIRE	Worker’s Compensation		11,775.68	11,775.68
11/16/2009	ACH	BROADSPIRE	Worker’s Compensation		19,875.10	19,875.10
11/17/2009	ACH	BROADSPIRE	Worker’s Compensation		1,604.77	1,604.77
11/18/2009	ACH	BROADSPIRE	Worker’s Compensation		157,126.51	157,126.51
11/19/2009	ACH	BROADSPIRE	Worker’s Compensation		3,386.36	3,386.36
11/20/2009	ACH	BROADSPIRE	Worker’s Compensation		2,973.41	2,973.41
11/3/2009	27576125	MATRIX	Worker’s Compensation		38,915.89	38,915.89
10/30/2009	27533417	SCHAFFER	Worker’s Compensation		32,048.91	32,048.91
11/6/2009	27631305	SCHAFFER	Worker’s Compensation		1,753.25	1,753.25
11/13/2009	27718397	SCHAFFER	Worker’s Compensation		17,322.57	17,322.57
11/20/2009	27812563	SCHAFFER	Worker’s Compensation		1,449.14	1,449.14
		Voided checks from previous period disbursements			(151.00)	(151.00)

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	6,379,187.74	$6,379,187.74

* Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

** Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date:	11/22/2009	Balance on Statement:	63,538,213.81

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

		$—

TOTAL DEPOSITS IN TRANSIT			0.00

*This is the total deposits in transit for all entities at 11/22/2009

** Intercompany receipt in transit 11/22/2009

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9223944	3/17/2009	66.97
9223946	3/17/2009	52.60
8661569	3/19/2009	28,013.59
2152346	3/20/2009	3.89
268010	3/25/2009	681.95
268137	3/27/2009	1,750.00
2785482	3/27/2009	381.97
268263	3/31/2009	6.27
268378	3/31/2009	292.93
268682	4/3/2009	666.00
9224090	4/3/2009	3,560.00
1272865	4/8/2009	500.00
2152422	4/8/2009	89.40
268759	4/9/2009	3,000.00
268784	4/9/2009	500.00
1272881	4/9/2009	2,091.07
4265265	4/15/2009	12.00
269058	4/17/2009	1,000.00
1272952	4/17/2009	168.75
9224307	4/17/2009	945.34
4855154	4/20/2009	67.29
2785673	4/24/2009	11,705.00
44104764	5/6/2009	9.90
346475	5/15/2009	20.00
9224666	5/15/2009	2.76
9224716	5/19/2009	130.00
9224722	5/19/2009	303.94

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
9224728	5/19/2009	46.87
2152622	5/21/2009	461.10
4789422	5/29/2009	6,340.32
2252896	6/3/2009	54.14
346600	6/5/2009	7.81
742930	6/5/2009	75.00
5548699	6/5/2009	100.00
4789490	6/10/2009	3,830.12
44104948	6/15/2009	161.07
270497	6/19/2009	852.53
2786170	6/26/2009	300.00
346770	6/30/2009	262.00
270802	7/2/2009	0.01
9225660	7/10/2009	34.43
5548989	7/16/2009	118.72
9225699	7/16/2009	162.85
9225709	7/16/2009	706.69
9225749	7/16/2009	65.22
1990280	7/22/2009	25.00
5549009	7/22/2009	1,083.00
447135	7/31/2009	630.00
849706	8/3/2009	334.00
1990372	8/5/2009	105.00
1274148	8/6/2009	177.62
347001	8/7/2009	89.40
1990450	8/13/2009	67.60
4856125	8/14/2009	1,500.00
272081	8/28/2009	1,752.30
347094	8/28/2009	18.00
272116	9/1/2009	300.00
412270	9/10/2009	8,949.00
347173	9/14/2009	300.00
347174	9/14/2009	320.00
347175	9/14/2009	1,500.00
347176	9/14/2009	500.00
347179	9/15/2009	1,000.00
272410	9/22/2009	866.64
272440	9/25/2009	300.00
272544	10/16/2009	594.00
412408	10/20/2009	50.00
412423	10/23/2009	3,405.86
412428	10/27/2009	31.00
412441	10/30/2009	50.00
412448	11/3/2009	50.00
412460	11/3/2009	32.50
347349	11/4/2009	1,724.00
347350	11/4/2009	2,155.00
272589	11/6/2009	2,116.00
347366	11/6/2009	114.45
412471	11/6/2009	600.00
4265319	11/6/2009	306.41
272596	11/10/2009	6,669.08
412479	11/10/2009	50.00
412483	11/10/2009	37.50
412489	11/12/2009	101.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
272607	11/13/2009	689.95
272609	11/13/2009	1,378.59
272610	11/13/2009	66.61
272611	11/13/2009	378.28
272614	11/13/2009	12.15
272615	11/13/2009	2,823.08
347381	11/13/2009	96,486.92
347382	11/13/2009	17,884.67
347383	11/13/2009	842.08
347384	11/13/2009	8,000.00
347389	11/13/2009	1,191.23
347390	11/13/2009	74.29
347392	11/13/2009	12,000.00
412490	11/13/2009	15,903.13
412491	11/13/2009	2,184.93
412495	11/13/2009	100.00
412497	11/13/2009	600.00
4265321	11/13/2009	245.80
23105066	11/13/2009	1,160.00
347400	11/17/2009	41.92
412500	11/17/2009	780.00
272616	11/17/2009	1,010.32
272617	11/17/2009	114.38
347393	11/17/2009	72.00
347394	11/17/2009	9,101.90
347397	11/17/2009	1,749.50
347398	11/17/2009	2,052.97
347399	11/17/2009	121,700.00
347402	11/17/2009	18.00
412499	11/17/2009	50.00
412501	11/17/2009	200.00
412502	11/17/2009	150.00
412503	11/17/2009	35.00
412505	11/17/2009	600.00
412506	11/17/2009	840.02
412507	11/17/2009	600.00
412508	11/17/2009	600.00
412509	11/17/2009	100.00
272618	11/20/2009	62.93
272620	11/20/2009	5,000.00
347403	11/20/2009	25.00
412510	11/20/2009	500.00
412511	11/20/2009	414.48
412512	11/20/2009	117.15
412513	11/20/2009	25.20
412514	11/20/2009	671.02
412515	11/20/2009	9,825.18
412516	11/20/2009	20,454.46
412517	11/20/2009	8,193.57
412518	11/20/2009	655.00
412519	11/20/2009	4,830.40
412520	11/20/2009	544,416.96
412521	11/20/2009	7,050.00
412522	11/20/2009	7,728.00
412523	11/20/2009	300.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
412524	11/20/2009	653.04
412525	11/20/2009	86,134.45
412526	11/20/2009	6,670.00
412527	11/20/2009	680.22
412528	11/20/2009	12,043.90
412529	11/20/2009	12,527.50
412530	11/20/2009	303.18
412531	11/20/2009	48.93
412532	11/20/2009	64.19
412533	11/20/2009	18,890.79
23105067	11/20/2009	1,212.10
23105068	11/20/2009	449.10
23105069	11/20/2009	2,469.80

TOTAL OUTSTANDING CHECKS:			1,161,759.13

Bank statement Adjustments:			0.00
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$62,376,454.68

* It is acceptable to replace this form with a similar form

** Please attach a detailed explanation of any bank statement adjustment

I.  CASH RECEIPTS AND DISBURSEMENTS

C. (14200 - FHI MAIN CASH COLLECTION ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		29,378.00

4.	RECEIPTS DURING CURRENT PERIOD:		6,848,020.25

5.	BALANCE:		6,877,398.25

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		6,289,603.10

7.	ENDING BALANCE:		587,795.15

8.	Account Number(s):	14200

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/26/2009		Transfer to BofA	Paydown revolver loan at BofA	29,378.00
10/28/2009		Transfer to BofA	Paydown revolver loan at BofA	42.68
10/29/2009		Transfer to BofA	Paydown revolver loan at BofA	580,937.37
11/2/2009		Transfer to BofA	Paydown revolver loan at BofA	74,701.86
11/5/2009		Transfer to BofA	Paydown revolver loan at BofA	36,994.16
11/6/2009		Transfer to BofA	Paydown revolver loan at BofA	1,161,910.58
11/9/2009		Transfer to BofA	Paydown revolver loan at BofA	45,180.28
11/12/2009		Transfer to BofA	Paydown revolver loan at BofA	4,041,908.99
11/16/2009		Transfer to BofA	Paydown revolver loan at BofA	318,549.18
10/26/09 - 11/22/09		Misc Merchants Fees	Bank of America	0.00

			TOTAL DISBURSEMENTS THIS PERIOD:	6,289,603.10

I.  CASH RECEIPTS AND DISBURSEMENTS

D. (27063 - FHI MAIN ACCOUNT)

1.	TOTAL RECEIPTS		0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		284,889.79

4.	RECEIPTS DURING CURRENT PERIOD:		9,220,865.60

5.	BALANCE:		9,505,755.39

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		9,366,567.42

7.	ENDING BALANCE:		139,187.97

8.	Account Number(s):	27063

	Depository Name & Location:	Bank of America
		675 Anton Blvd., 2nd Floor
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/26/09 - 11/22/09		Transfer to 27064	Fund daily wires and controlled disbursements	1,415,000.00
10/26/09 - 11/22/09		Transfer to 62795	Fund manual payroll checks
10/26/09 - 11/22/09		Transfer to 404875	Transfer funds to FHI Investment account	5,450,000.00
10/26/09 - 11/22/09		ADP	Fund payroll expenses	199,769.98
10/26/09 - 11/22/09		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	812,357.24
10/26/09 - 11/22/09		Transfer to Controlled Disbursement 13901	Fund daily controlled disbursement accounts	1,489,440.20

			TOTAL DISBURSEMENTS THIS PERIOD:	9,366,567.42

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/26/09 - 11/22/09		Transfer to 27063	Fund daily wires and controlled disbursements	0.00
10/26/09 - 11/22/09		Transfer to 62771	Fund manual payroll checks	13,200.00
10/26/09 - 11/22/09		Transfer to 404850	Transfer funds to FEI Investment account	2,500,000.00
10/26/09 - 11/22/09		Transfer to 63587	Transfer to Cash Collateral	0.00
10/26/09 - 11/22/09		ADP	Fund payroll expenses	302,006.88
10/26/09 - 11/22/09		Misc. Vendors	Fund daily wire transfers for payments to vendors, ACH payments	1,772,749.75
10/26/09 - 11/22/09		Controlled Disbursement	Clearing checks through controlled disbursement account	852,446.82

			TOTAL DISBURSEMENTS THIS PERIOD:	5,440,403.45

I.  CASH RECEIPTS AND DISBURSEMENTS

E. (27064 - FEI MAIN ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	347,616.77

4.	RECEIPTS DURING CURRENT PERIOD:	5,183,857.63

5.	BALANCE:	5,531,474.40

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	5,440,403.45

7.	ENDING BALANCE:	91,070.95

8.	Account Number(s):	27064

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

I.  CASH RECEIPTS AND DISBURSEMENTS

F. (FLT00-AR  REVOLVER LOAN ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	—

4.	RECEIPTS DURING CURRENT PERIOD:	6,392,791.02

5.	BALANCE:	6,392,791.02

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	6,392,791.02

7.	ENDING BALANCE:	0.00

8.	Account Number(s):	FLT00-AR

	Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/26/2009		Transfer to 27063	Revolver Advance to Main FHI	29,378.00
10/29/2009		Transfer to 27063	Revolver Advance to Main FHI	580,750.05
11/6/2009		Transfer to 27063	Revolver Advance to Main FHI	1,194,609.74
11/9/2009		Transfer to 27063	Revolver Advance to Main FHI	45,180.28
11/12/2009		Transfer to 27063	Revolver Advance to Main FHI	4,041,908.99
11/16/2009		Transfer to 27063	Revolver Advance to Main FHI	318,549.18
10/28/2009		Bank of America	LC Fee	230.00
11/1/2009		Bank of America	Interest & LC Fee	177,889.78
11/5/2009		Bank of America	LC Drawdown	4,295.00

			TOTAL DISBURSEMENTS THIS PERIOD:	6,392,791.02

I.  CASH RECEIPTS AND DISBURSEMENTS

G. (63587 - CASH COLLATERAL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	32,385,188.76

4.	RECEIPTS DURING CURRENT PERIOD:	66,530.50

5.	BALANCE:	32,451,719.26

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	103,187.92

7.	ENDING BALANCE:	32,348,531.34

8.	Account Number(s):	63587

	Depository Name & Location:	Bank of America 675 Anton Blvd., 2nd Floor Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/2/2009		Transfer to BofA Revolver	Fund wire transfers & controlled disbursements	103,187.92

			TOTAL DISBURSEMENTS THIS PERIOD:	103,187.92

I.  CASH RECEIPTS AND DISBURSEMENTS

H. (404875 - FHI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	12,509,874.19

4.	RECEIPTS DURING CURRENT PERIOD:	5,450,102.78

5.	BALANCE:	17,959,976.97

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	3,050,000.00

7.	ENDING BALANCE:	14,909,976.97

8.	Account Number(s):	404875 (249-01122-1-2-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/30/2009		Transfer to 27063	Fund daily wires and disbursements	300,000.00
11/2/2009		Transfer to 27063	Fund daily wires and disbursements	650,000.00
11/3/2009		Transfer to 27063	Fund daily wires and disbursements	350,000.00
11/5/2009		Transfer to 27063	Fund daily wires and disbursements	500,000.00
11/9/2009		Transfer to 27063	Fund daily wires and disbursements	350,000.00
11/10/2009		Transfer to 27063	Fund daily wires and disbursements	250,000.00
11/18/2009		Transfer to 27063	Fund daily wires and disbursements	500,000.00
11/20/2009		Transfer to 27063	Fund daily wires and disbursements	150,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	3,050,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

I. (404850 - FEI INVESTMENT ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	2,351,634.38

4.	RECEIPTS DURING CURRENT PERIOD:	2,500,011.51

5.	BALANCE:	4,851,645.89

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	636,000.00

7.	ENDING BALANCE:	4,215,645.89

8.	Account Number(s):	404850 (249-01119-1-7-GPD)

	Depository Name & Location:	Bank of America Securities
	200 N. College Street, 3rd Floor
	Charlotte, NC 28255

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/27/2009		Transfer to 27064	Fund daily wires and disbursements	350,000.00
10/28/2009		Transfer to 27064	Fund daily wires and disbursements	286,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	636,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

J. (62771 - FEI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	4,062.39

4.	RECEIPTS DURING CURRENT PERIOD:	13,200.00

5.	BALANCE:	17,262.39

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	15,950.95

7.	ENDING BALANCE:	1,311.44

8.	Account Number(s):	62771

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS  FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
10/26/2009	9301432		Manual Payroll Check	3,929.50
11/17/2009	9301433		Manual Payroll Check	9,137.61
11/20/2009	9301435		Manual Payroll Check	2,315.64
11/20/2009	9301437		Manual Payroll Check	568.20

			TOTAL DISBURSEMENTS THIS PERIOD:	15,950.95

I. CASH RECEIPTS AND DISBURSEMENTS

K. (62795 - FHI PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS	0.00

2.	LESS: TOTAL DISBURSEMENTS OR TRANSFERS ACCOUNT REPORTS

3.	BEGINNING BALANCE:	161.29

4.	RECEIPTS DURING CURRENT PERIOD:	0.00

5.	BALANCE:	161.29

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	11.06

7.	ENDING BALANCE:	150.23

8.	Account Number(s):	62795

	Depository Name & Location:	Bank of America
	675 Anton Blvd., 2nd Floor
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/20/2009	9203083		Manual Payroll Check	11.06

			TOTAL DISBURSEMENTS THIS PERIOD:	11.06

I. CASH RECEIPTS AND DISBURSEMENTS

L. PREPAID CREDIT CARD

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	354,534.48

4.	RECEIPTS DURING CURRENT PERIOD:	$676.53
	(Transferred from General Account)

5.	BALANCE:	355,211.01

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	300,000.00

7.	ENDING BALANCE:	$55,211.01

8.	PREPAID Account Number:	61059

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/18/2009		Transfer to 27064	Fund daily wires and disbursements	300,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	300,000.00

I. CASH RECEIPTS AND DISBURSEMENTS

M. CONTROL DISBURSEMENT ACCOUNT ACCOUNT

1.	TOTAL RECEIPTS PER ALL PRIOR INTERST BEARING OPERATING ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR INTEREST BEARING OPERATING ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	2,025,963.77

4.	RECEIPTS DURING CURRENT PERIOD:	$4,095.22

5.	BALANCE:	2,030,058.99

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***	1,500,000.00

7.	ENDING BALANCE:	$530,058.99

8.	CONTROL DISBURSEMENT Account Number:	61412

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM INTEREST BEARING OPERATING ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
11/18/2009		Transfer to 27064	Fund daily wires and disbursements	1,500,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	1,500,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

N. UTILITY DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR LOAN SERVICING ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		201,330.07

4.	RECEIPTS DURING CURRENT PERIOD:		(47.91)

5.	BALANCE:		201,282.16

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		201,282.16

8.	UTILITY Account Number:	61059

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM LOAN SERVICING ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

O. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		—

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	69758

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

P. AIP DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		100,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		100,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		0.00

7.	ENDING BALANCE:		100,000.00

8.	Deposit Account Number:	69550

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

Q. CAVCO DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS		0.00

3.	BEGINNING BALANCE:		1,000,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)		0.00

5.	BALANCE:		1,000,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:		1,000,000.00

7.	ENDING BALANCE:		0.00

8.	Deposit Account Number:	71799

	Depository Name & Location:	Bank of America
		675 Anton Blvd.
		Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
11/12/2009		Transfer to 27064	Fund daily wires and disbursements	1,000,000.00

			TOTAL DISBURSEMENTS THIS PERIOD:	1,000,000.00

I.  CASH RECEIPTS AND DISBURSEMENTS

R. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	10,295,000.00

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	0.00

5.	BALANCE:	10,295,000.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	10,295,000.00

8.	Deposit Account Number:	N/A

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
		NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

I.  CASH RECEIPTS AND DISBURSEMENTS

S. ESCROW DEPOSITS

1.	TOTAL RECEIPTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR ESCROW ACCOUNT REPORTS	0.00

3.	BEGINNING BALANCE:	16,746.45

4.	RECEIPTS DURING CURRENT PERIOD: (Transferred from General Account)	46,245.26

5.	BALANCE:	62,991.71

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:	0.00

7.	ENDING BALANCE:	62,991.71

8.	Deposit Account Number:	71195

	Depository Name & Location:	Bank of America
	675 Anton Blvd.
	Costa Mesa, CA 92626

TOTAL DISBURSEMENTS FROM ESCROW ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount
			NONE

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

II.A.  STATUS OF PAYMENTS TO  LESSORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Post-Petition payments not made (Number)	Total Due
Alpha Systems	Mfg Equip	Quarterly	0	$751.10
Avaya	Telephone	Monthly	0	—
Axis Capital	Postage Meter	Monthly	8	3,911.66
Boise Office Equipment	Office Equipment	Monthly	1	108.09
Central Railroad of Indianapolis	CSX Railroad Siding	Annually	0	—
Cintas Corporation	Uniforms	Monthly	0	—
CIT Technology Financing Services, Inc.	Office Equipment	Monthly	1	106.00
Citrus Park	Property	Monthly	0	—
Contact Office Solutions	Office Equipment	Monthly	8	3,650.40
Court Square Leasing	Office Equipment	Monthly	8	1,387.93
CTWP Leasing	Office Equipment	Monthly	0	—
DeLage Landen	Forklift	Monthly	1 - 8	25,639.65
DeLage Landen	Office Equipment	Monthly	2 -8	5,007.64
Dugdale Comm	Telephone	Monthly	8	3,583.60
GE Capital	Forklift	Monthly	8	8,632.54
GE Capital	Office Equipment	Monthly	1	391.07
GE Capital	Trucks	Monthly	0	—
GE Capital	Trucks	Monthly	1	741.06
GE Fleet Services	Trucks	Monthly	0 - 1	5,984.44
Hasler, Inc.	Postage Meter	Monthly	0	10.53
IKON Office Solutions	Office Equipment	Monthly	1 - 2	607.70
LBM Leasing Services	Office Equipment	Monthly	0	—
Neopost Inc	Postage Meter	Annually	0	2,260.02
Pacific Office Automation	Office Equipment	Monthly	1	1,054.00
PENSKE TRUCK LEASING	Trucks	Monthly	0 - 8	17,734.62
Pitney Bowes	Postage Meter	Quarterly	0 - 3	1,321.49
PlainsCapital Leasing	Computer	Monthly	4	11,204.18
Robert Weliver	Property	Monthly	8	36,800.00
Rubu, LLC	Property	Monthly	2	2,500.00
Sprint	Telephone	Monthly	0	2,815.25
Trimble (formerly @Road)	GPS Navigation	Monthly	0 - 4	2,576.07
Waco RefresH20	Mfg Equip	Quarterly	0	—
Xerox	Office Equipment	Monthly	0 - 1	12,328.73

				$151,107.77

II.B.  STATUS OF PAYMENTS TO SECURED CREDITORS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due
BARCLAYS CAPITAL INC.	14% SENIOR NOTES (A)	QUARTERLY		3
BNP PARIBAS PRIME BROKERAGE, INC.	14% SENIOR NOTES (A)	QUARTERLY		3
BROWN BROTHERS HARRIMAN & CO.	14% SENIOR NOTES (A)	QUARTERLY		3
CREDIT SUISSE SECURITIES (USA) LLC	14% SENIOR NOTES (A)	QUARTERLY		3
FIRST CLEARING CORPORATION, LLC	14% SENIOR NOTES (A)	QUARTERLY		3
GOLDMAN SACHS EXECUTION & CLEARING, LP	14% SENIOR NOTES (A)	QUARTERLY		3
GOLDMAN, SACHS & CO.	14% SENIOR NOTES (A)	QUARTERLY		3
J P MORGAN CHASE BANK, NATIONAL ASSOCIATION	14% SENIOR NOTES (A)	QUARTERLY		3
J.P. MORGAN CLEARING CORP.	14% SENIOR NOTES (A)	QUARTERLY		3
J.P. MORGAN SECURITIES INC.	14% SENIOR NOTES (A)	QUARTERLY		3
JEFFERIES & COMPANY, INC.	14% SENIOR NOTES (A)	QUARTERLY		3
MORGAN STANLEY & CO. INCORPORATED	14% SENIOR NOTES (A)	QUARTERLY		3
SSB - TRUST CUSTODY	14% SENIOR NOTES (A)	QUARTERLY		3
STATE STREET BANK AND TRUST COMPANY	14% SENIOR NOTES (A)	QUARTERLY		3
THE BANK OF NEW YORK MELLON/ MELLON TRUST OF NEW ENGLAND, N.A.	14% SENIOR NOTES (A)	QUARTERLY		3
UNION BANK OF CALIFORNIA, N.A.	14% SENIOR NOTES (A)	QUARTERLY		3
Total Cash Interest Due					$3,965,132.59

BANK OF AMERICA, N.A.	LETTERS OF CREDIT				Contingent

ISIS Lending	REAL ESTATE MORTGAGE				$2,615,780.30

(A) Debtor reserves the right to dispute the characterzation of any secured claims.

	TOTAL DUE:	6,580,912.89

II.C.  STATUS OF PAYMENTS TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Type	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

Debtor has over 90 executory contracts that are under consideration for rejection. The amounts due are contingent on upon some future event or activity.

				TOTAL DUE:	0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		10/26/2009-11/22/2009
	Gross Sales Subject to Sales Tax:	0.00
	Total Wages Paid:	332,276.33

	Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
Federal Withholding	—	—
State Withholding	—	—
FICA- Employer’s Share	—	—
FICA- Employee’s Share	—	—
Medicare - Employer’s	—	—
Medicare - Employee’s	—	—
SUI/SDI - Employer’s	—	—
SUI/SDI - Employee’s	—	—
Federal Unemployment	—	—
Sales and Use	—	—
Real Property	—	—
Other:		—
TOTAL:	—	—

IV.  AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	*Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	$—
31 - 60 days	2,990.93
61 - 90 days	4,744.63		28,305.00
91 - 120 days	461,551.46
Over 120 days		6,788,164.50	1,245,429.52
TOTAL:	469,287.02	6,788,164.50	1,273,734.52

V. INSURANCE COVERAGE

Description of Coverage	Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
Auto Liability	Philadelphia Insurance Group	$1,000,000	11/1/2010	11/1/2010
Cargo	Fireman’s Fund	$500,000	Until Cancelled	Cancelled
Corp. Counsel	AIG (American International Specialty)	$5,000,000	7/1/2010	7/1/2010
D&O	Chubb	$10,000,000	1/19/2010	1/19/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	1/19/2010
D&O	Allied World Assurance	$10,000,000	1/19/2010	1/19/2010
D&O	Beazley Insurance Company Ltd.	$10,000,000	1/19/2010	1/19/2010
D&O	AIG CAT Excess (AIG Excess Liab Ins Co LTD))	$10,000,000	1/19/2010	1/19/2010
D&O	AIG (National Union Fire Insurance Company)	$10,000,000	1/19/2010	1/19/2010
Environmental	AIG (American International Specialty Lines)	$10,000,000	11/1/2010	11/1/2010
Excess Liability	AIG (American International Specialty Lines)	$50,000,000	11/1/2010	11/1/2010
Excess Liability	AIG Excess Liability Ins Co LTD	$25,000,000	Not Renewed
Fidelity	Zurich American Insurance	$10,000,000	7/1/2010	7/1/2010
Fiduciary	Chubb Insurance Group	$15,000,000	7/1/2010	7/1/2010
Fiduciary Excess	National Union	$5,000,000	7/1/2010	7/1/2010
General Liability	AIG (American International Specialty Lines)	$1,000,000	11/1/2010	11/1/2010
K&R	The Liberty Mutual Group	$5,000,000	1/19/2011	1/19/2010
Non-Subscriber	Lexington Insurance Company	$2,000,000	1/31/2009	Not to be renewed
Non-Subscriber	Lexington Insurance Company	$1,000,000	1/31/2009	Not to be renewed
Notary E&O	Western Surety Company	$30,000	5/4/2009	5/4/2010
Products	Lexington	$5,000,000	2/15/2010	2/15/2010
Products	Gibraltar	$1,200,000	Not Renewed
Property	National Union Fire Insurance Company	$200,000,000	4/30/2010	4/30/2010
Property	National Union Fire Insurance Company	$100,000,000	4/30/2010	4/30/2010
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$4,500,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$50,000,000	Not Renewed
Punitive	AIG CAT Excess (AIG Excess Liab Ins Intl LTD)	$25,000,000	Not Renewed
WC	Ins. Co. State of PA (Deductible)	Statutory	Cancelled	10/1/2009
WC	Hartford (Guaranteed Cost)	Statutory	10/1/2010	12/31/2009
WC (Excess)	Midwest Employers Casualty Co.	Statutory	Not Renewed
WC (Excess)	Gibraltar	Statutory	Not Renewed

VI.  UNITED STATES TRUSTEE QUARTERLY FEES

(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
Qtr1, March 2009	$—	$14,625.00	05/19/09	$14,625.00	—
Qtr 2, June 2009	84,090,881.65	151,550.00	07/21/09	151,550.00	—
Qtr 3, September 2009	68,425,442.33	133,675.00	10/27/09	133,675.00	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
		299,850.00		299,850.00	—

*  Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court.  Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII. SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Elden L. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$5,000.00
Andrew Griffiths	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$38,750.00
Leonard J. McGill	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$32,500.00
Michael B. Shearin	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$25,725.00
James E. Smith	Payment authorized pursuant to compliance with Local Bankruptcy Rule 2014-1(a)		$23,333.34

VIII.  SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
0.00

* Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

X. BALANCE SHEET

(Amounts in thousands)

	Nov. 22, 2009	Mar 09, 2009

ASSETS
Cash and cash equivalents	20,678	23,986
Restricted Cash	43,593	650
Market investments	21,196	17,563
Receivables	6,991	33,994
Inventories	85	90,983
Deferred taxes	—	—
Assets of discontinued operations	—	—
Other current assets	6,327	13,561
Total Current Assets	98,870	180,737

Property, plant and equipment, net	58,015	130,044
Deferred taxes	—	—
Cash value of company-owned life insurance	—	4,016
Goodwill	—	—
Other Assets	18,225	31,716
TOTAL ASSETS	$175,110	$346,514

POST PETITION LIABILITIES
Accounts payable	469
Employee compensation and benefits	(1,282)
Product warranty reserve	—
Insurance reserves	1,036
Accrued Interest	9,515
Liabilities of discontinued operations	—
Short-term borrowings	2,110
Other current liabilities	715
Deferred compensation and retirement benefits	(15)
5% convertible senior subordinated debentures	—
6% convertible subordinated debentures	—
14% Senior Note	10,215
Other long-term borrowings	(6)
Other non-current liabilities	(167)
TOTAL POST PRETITION LIABILITIES	22,590

PRE PETITION LIABILITIES
Accounts payable	10,270	10,036
Employee compensation and benefits	7,384	20,207
Product warranty reserve	4,757	35,473
Insurance reserves	22,015	39,837
Accrued Interest	13,745	13,745
Liabilities of discontinued operations	—	—
Short-term borrowings	311	311
Other current liabilities	18,649	25,584
Deferred compensation and retirement benefits	9,015	9,076
5% convertible senior subordinated debentures	1,069	1,069
6% convertible subordinated debentures	160,142	160,142
14% Senior Note	61,848	61,848
Other long-term borrowings	23,731	27,731
Other non-current liabilities	4,520	12,894
TOTAL PRE PRETITION LIABILITIES	337,456	417,953

TOTAL LIABILITIES	360,046

COMMITMENTS AND CONTINGENCIES
Shareholders equity:
Preferred stock, $1 par value, authorized 10,000,000 shares, non outstanding	—	—
Common stock, $.01 par value, authorized 300,000,000 shares, outstanding 209.320.000 at January 25, 2009 amd 64,257,000 at April 27, 2008	2,080	2,092
Additional paid-in capital	623,634	623,279
Accumulated deficit	(809,277)	(695,389)
Accumulated other comprehensive loss	(1,373)	(1,422)
	(184,936)	(71,439)

TOTAL LIABILITIES AND SHARESHOLDERS’ EQUITY	$175,110	$346,514

Note 1:  Balance sheet includes non-debtors.  The most significant is Gibraltar the captive insurance company with assets of $25.2 million and liabilities of $22.9 million.

Note 2:  Restricted cash includes amounts that are currently held as collateral for undrawn lines of credit or are restricted under the terms of an applicable order of the bankruptcy court.

Note 3:  Not reflected on the balance sheet are $32.4 million of letters of credit mainly to support the workers’ compensation self-insured exposure.

X. INCOME STATEMENT

(ACCRUAL BASIS ONLY)

	Actual FY10	Actual FY10
	Oct	Nov

SALES
Gross sales	—	—
Intercompany sales	—	—
Sales discounts and allowances	—	—
NET SALES	585	404

COST OF GOODS SOLD
Beginning Inventory at cost	120,342	119,656
Purchases	213,773	96,146
Less: Ending Inventory at cost	119,656	83,090
TOTAL MATERIALS COST	214,458	132,712

OPERATING EXPENSES
Payroll - Insiders	125,308	125,308
Payroll - Other Employees	312,553	232,817
Payroll Taxes	17,733	285,580
Other Taxes (Itemize)	83	5,886
Depreciation and Amortization	—	—
Rent Expense - Real Property	10,123	84,130
Lease Expense - Personal Property	41,163	3,202
Insurance	1,525,326	1,518,894
Real Property Taxes	106,035	17,033
Telephone and Utilities	118,098	115,628
Repairs and Maintenance	132,455	76,317
Travel and Entertainment (Itemized - Attachment)	8,215	2,230
Miscellaneous Operating Expenses (Itemized - See Attachment)	2,490,686	2,997,858
TOTAL OPERATING EXPENSES	4,887,779	5,464,881

INCOME/(LOSS) FROM OPERATIONS	(5,101,652)	(5,597,189)

NON-OPERATING INCOME
Interest Income	40,920	—
Interest Income - Intercompany	—	—
Interest Income - Common Securities	44,459	44,459
Interest Income - Taxable	113	66,640
Investment Income - Management Fees	27,401	(132,121)
TOTAL NON-OPERATING INCOME	112,893	(21,022)

NON-OPERATING EXPENSES
Long Term Interest Expense - Senior Note	1,586,100	1,586,100
Long Term Interest Expense	248,838	1,310,224
Long Term Interest Expense - B of A	81,433	156,982
Long Term Interest Expense - CTPS	835,687	835,687
Long Term Interest Expense - Miscellaneous	—	—
TOTAL NON-OPERATING EXPENSES	2,752,059	3,888,993

OTHER (ITEMIZE - SEE ATTACHMENT)	—	—

TAXES	—	—

NET INCOME (LOSS)	(7,740,819)	(9,507,204)

MISCELLANEOUS - OTHER  SCHEDULE

	Actual FY10	Actual FY10
	Oct	Nov

TOTAL OPERATING EXPENSES	4,887,779	5,464,881

DIRECT LABOR - OTHER	12,970	(830)

5301 LABOR OVERHEAD	—	—

5320 SUPPLIES & SERVICE-VARIABL	3,093	1,783

5360 OTHER MANUF COSTS-VARIABLE	1,900	900

5390 APPLIED MFG OHD-VARIABLE	—	—

5500 + 5600 SHIPPING, HANDLING, INSTALLATION	(42,522)	2,987

ADVERTISING	(24,212)	20,415

REPURCHASE COSTS	—	—

OFFICE EXPENSES	166,672	207,435

6600 WARRANTY & SERVICE EXPENSES	1,098,128	5,782

7211.XXX MATERIAL	72	72

8360 EXTERNAL LABOR-FIXED	1,802,162	1,046,125

8448.XXX AUDIT FEES	33,099	25,000

LEGAL EXPENSES	113,364	89,892

PUBLIC COMPANY EXPENSES	4,112	2,053

8590.XXX GAIN/LOSS-CURRENCY	(19,694)	19,561

8625.XXX GAIN/LOSS SALE-FXD ASSET	(90,039)	(676,717)

INSURANCE - CHANGE IN CSV	(212,079)	78,670

8870 IDLE FACIL-OTHER-FIXED	—	—

OTHER’ OPERATING EXPENSES (ITEMIZED ABOVE)	2,937,065	823,128

MISCELLANEOUS OPERATING EXPENSES (NOT ITEMIZED)	(446,379)	2,174,730

TOTAL ‘OTHER’ OPERATING EXPENSES	2,490,686	2,997,858

TRAVEL SCHEDULE

	Actual FY10	Actual FY10
	Oct	Nov

5535.011 WH TRAVESL SERV MNGR FSS	$—	$—
6452 RELOC-TRAVEL TO NEW LOC	—	—
6461 TRAVEL AIRLINE	—	150
6462 TRAVEL RENTAL CARS	—	—
6463 TRAVEL LODGING	—	—
6464 TRAVEL MEAL/PER DIEM	—	—
6465 TRAVEL PERSONAL CAR	—	—
6466 TRAVEL - ENTERTAINMENT	—	182
6467 TRAVEL OTHER	—	—
6617.414 TRAVEL TRAILERS	—	—
6852 SVC-RELOC-TVL TO NEW LOC	—	—
6861 SVC-AIRLINE TRAVEL	—	—
6862 SVC-TRAVEL-RENTAL CARS	—	(53)
6863 SVC-TRAVEL LODGING	—	—
6864 SVC-TRAVEL-MEAL/PERDIEM	—	—
6865 SVC-TRAVEL PERSONAL CAR	—	—
6866 SVC-TRAVEL-ENTERTIANMENT	—	—
6867 SVC-TRAVEL OTHER	—	—
7652 RELOC-TRAVEL NEW LOCAT	—	—
7653 RELOC-PRE-MOVE TRAVEL	—	—
7681 TRAVEL-AIRLINES	—	—
7682 TRAVEL-RENTAL CARS	—	—
7683 TRAVEL-LODGING	—	—
7684 TRAVEL-MEAL & PER DIEM	—	—
7685 TRAVEL-PERSONAL AUTO	—	—
7686 TRAVEL-ENTERTAINMENT	—	—
7687 TRAVEL-OTHER	—	—
7693.XXX TRAIN & EDUC-TRAVEL	—	—
8343 TRAINING & EDUCATION-TRAVEL	—	—
8352 RELOC-TRAVEL NEW LOCAT	—	—
8353 RELOC-PRE-MOVE TRAVEL	—	—
8380 TRAVEL & ENTERTAIN-FIXED	8,215	1,951
8426.63130 TRAVEL	—	—
8426.63131 TRAVEL - MEALS	—	—
8426.63132 TRAVEL- BUSINESS ENTERTAINMENT	—	—
8552.102 DIRECTORS TRAVEL	—	—
8686 TRAVEL & ENTERTAINMENT	—	—

TOTAL TRAVEL AND ENTERTAINMENT	$8,215	$2,230

XI.  QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☒	☐

		No	Yes
2.

Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:

		☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization:
A draft of the disclosure statement was prepared along with assisting the credit committee with developing a plan.

4.	Describe potential future developments which may have a significant impact on the case:
None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

Principal for Debtor-in-Possession:

Date: